UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                                                             November 29, 2006

United Auto Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills,	48302
Michigan
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                          248-648-2500

Not Applicable
_______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition.

We are filing this Current Report on Form 8-K to disclose revisions to our consolidated financial statements for the years ended December 31, 2005, 2004 and 2003 to reflect certain entities which have been treated as discontinued operations in accordance with the provisions of  Statement of Financial Accounting Standards ("SFAS") No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. Under requirements of the Securities and Exchange Commission (“SEC”), the classification of discontinued operations required by SFAS No. 144 is required for previously issued financial statements included in our Form 10-K if those financial statements are to be incorporated by reference in documents made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the entities being classified as discontinued operations.

Accordingly, the Company’s revised audited consolidated financial statements for the years ended December 31, 2005, 2004 and 2003, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A), reflecting this classification are filed as exhibits to this Current Report on Form 8-K together with certain other updated portions of our previously filed Form 10-K. This reclassification has no effect on the Company’s reported net income for any reporting period and has no material effect on the Company’s results of operations or financial condition. Except for our two-for-one stock split in June 2006, the revised sections of the Form 10-K included in this Current Report have not otherwise been updated for events occurring after the date of the consolidated financial statements, which were originally presented in the Form 10-K filed on March 16, 2006. All other information in the Form 10-K remains unchanged. This report should be read in conjunction with the Form 10-K (except for the items which are included in this Current Report).

Although the information in this Current Report is being furnished to the SEC under Items 2.02 and 9.01 of Form 8-K, we are hereby incorporating this Current Report by reference into our existing and future prospectuses, registration statements and other filings with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm –Deloitte & Touche LLP.

23.2	Consent of Independent Registered Public Accounting Firm-KPMG Audit LLP.

99.1	Updated Item 6. “Selected Financial Data” from previously filed 2005 Form 10-K.

99.2	Updated Item 7. “Management's Discussion and Analysis of Financial Condition and Results of Operation” from previously filed
2005 Form 10-K.

99.3	Updated Item 8. “Financial Statements and Supplementary Data and Report of Independent Registered Public Accounting Firm”
from previously filed 2005 Form 10-K.

99.4	Updated Schedule II – “Valuation and Qualifying Accounts” from previously filed 2005 Form 10-K.

99.5	Updated Exhibit 12.1 “Ratio of Earnings to Fixed Charges” from previously filed 2005 Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Auto Group, Inc.

November 29, 2006	By:	Shane M. Spradlin
Name: Shane M. Spradlin
Title: Vice President and Secretary

Exhibit Index

23.1	Consent of Independent Registered Public Accounting Firm –Deloitte & Touche LLP.

23.2	Consent of Independent Registered Public Accounting Firm-KPMG Audit LLP.

99.1	Updated Item 6. “Selected Financial Data” from previously filed 2005 Form 10-K.

99.2	Updated Item 7. “Management's Discussion and Analysis of Financial Condition and Results of Operation” from previously filed
2005 Form 10-K.

99.3	Updated Item 8. “Financial Statements and Supplementary Data and Report of Independent Registered Public Accounting Firm”
from previously filed 2005 Form 10-K.

99.4	Updated Schedule II – “Valuation and Qualifying Accounts” from previously filed 2005 Form 10-K.

99.5	Updated Exhibit 12.1 “Ratio of Earnings to Fixed Charges” from previously filed 2005 Form 10-K.